EX-23.h.3.a
EXHIBIT A
to the Expense Limitation Agreement between
NATIONWIDE VARIABLE INSURANCE TRUST
and
NATIONWIDE FUND ADVISORS
Effective May 1, 2007;
Amended May 1, 2009***†

			Expenses Excluded for
			Purposes of “Fund
	Expense Limitation for		Operating Expenses” in
Name of Fund	Fund		Section 1.1
NVIT U.S. Growth Leaders Fund	Class I	0.93%	See (3) Below
	Class II	0.93%
	Class III	0.93%

NVIT Nationwide Leaders Fund	Class I	0.95%	See (5) Below
	Class II	0.95%
	Class III	0.95%

NVIT Technology and Communications Fund	Class I	1.03%	See (3) Below
	Class II	1.03%
	Class III	1.03%
	Class VI	1.03%

NVIT Money Market Fund	Class IV	0.50%	See (2) Below

NVIT Mid Cap Growth Fund****	Class IV	0.95%	See (2) Below

NVIT S&P 500 Index Fund	Class I	0.23%	See (1) Below
	Class II	0.23%
	Class IV	0.23%
	Class Y	0.23%

			Expenses Excluded for
			Purposes of “Fund
	Expense Limitation for		Operating Expenses” in
Name of Fund	Fund		Section 1.1
NVIT Small Cap Index Fund	Class II	0.30%	See (1) Below
	Class Y	0.30%

	Class II	4.00%**
	Class Y	4.00%**

NVIT Mid Cap Index Fund	Class I	0.32%	See (1) Below
	Class II	0.32%
	Class III	0.32%
	Class Y	0.32%

NVIT International Index Fund	Class II	0.37%	See (1) Below
	Class VI	0.37%
	Class VIII	0.37%
	Class Y	0.37%

	Class VI	4.00%**
	Class Y	4.00%**

NVIT Bond Index Fund	Class II	0.32%	See (1) Below
	Class Y	0.32%

	Class II	4.00%**
	Class Y	4.00%**

Gartmore NVIT Developing Markets Fund	Class I	1.20%	See (3) Below
	Class II	1.20%

Gartmore NVIT Emerging Markets Fund	Class I	1.20%	See (3) Below
	Class II	1.20%
	Class III	1.20%
	Class VI	1.20%
	Class Y	1.20%

Gartmore NVIT International Equity Fund	Class I	1.05%	See (3) Below
	Class II	1.05%
	Class III	1.05%
	Class VI	1.05%
	Class Y	1.05%

NVIT Enhanced Income Fund	Class II	0.45%	See (3) Below
	Class Y	0.45%

NVIT Multi-Manager Large Cap Growth Fund	Class I	0.75%	See (3) Below
	Class II	0.75%
	Class Y	0.75%

NVIT Multi-Manager Mid Cap Growth Fund	Class I	0.82%	See (3) Below
	Class II	0.82%
	Class Y	0.82%

			Expenses Excluded for
			Purposes of “Fund
	Expense Limitation for		Operating Expenses” in
Name of Fund	Fund		Section 1.1
NVIT Multi-Manager International Growth Fund	Class I	0.96%	See (3) Below
	Class II	0.96%
	Class III	0.96%
	Class VI	0.96%
	Class Y	0.96%

NVIT Core Bond Fund	Class I	0.55%	See (3) Below
	Class II	0.55%
	Class Y	0.55%

NVIT Core Plus Bond Fund	Class I	0.55%	See (3) Below
	Class II	0.55%
	Class Y	0.55%

Neuberger Berman NVIT Socially Responsible Fund	Class I	0.78%	See (3) Below
	Class II	0.78%
	Class Y	0.78%

Neuberger Berman NVIT Multi Cap Opportunities Fund	Class I	0.75%	See (3) Below
	Class II	0.75%

Van Kampen NVIT Real Estate Fund	Class I	0.85%	See (3) Below
	Class II	0.85%
	Class Y	0.85%

NVIT Cardinal Conservative Fund	Class I	0.28%	See (3) Below
	Class II	0.28%

NVIT Cardinal Moderately Conservative Fund	Class I	0.25%	See (3) Below
	Class II	0.25%

NVIT Cardinal Balanced Fund	Class I	0.25%	See (3) Below
	Class II	0.25%

NVIT Cardinal Moderate Fund	Class I	0.25%	See (3) Below
	Class II	0.25%

NVIT Cardinal Capital Appreciation Fund	Class I	0.25%	See (3) Below
	Class II	0.25%

NVIT Cardinal Moderately Aggressive Fund	Class I	0.25%	See (3) Below
	Class II	0.25%

NVIT Cardinal Aggressive Fund	Class I	0.28%	See (3) Below
	Class II	0.28%

NVIT Multi-Manager Mid Cap Value Fund	Class I	0.81%	See (3) Below
	Class II	0.81%
	Class Y	0.81%

NVIT Short Term Bond Fund	Class I	0.50%	See (3) Below
	Class II	0.50%
	Class Y	0.50%

NVIT Multi-Manager Large Cap Value Fund	Class I	0.77%	See (3) Below
	Class II	0.77%
	Class Y	0.77%

AllianceBernstein NVIT Global Fixed Income Fund	Class I	0.58%	See (3) Below
	Class II	0.58%
	Class III	0.58%
	Class VI	0.58%
	Class Y	0.58%

Oppenheimer NVIT Large Cap Growth Fund	Class I	0.50%	See (3) Below
	Class II	0.50%
	Class Y	0.50%

			Expenses Excluded for
			Purposes of “Fund
	Expense Limitation for		Operating Expenses” in
Name of Fund	Fund		Section 1.1
American Century NVIT Multi Cap Value Fund	Class I	0.67%	See (3) Below
	Class II	0.67%
	Class Y	0.67%

Templeton NVIT International Value Fund	Class I	0.87%	See (3) Below
	Class II	0.87%
	Class III	0.87%
	Class VI	0.87%
	Class Y	0.87%

NVIT Investor Destinations Capital Appreciation Fund	Class II	0.28%	See (3) Below
	Class VI	0.28%

NVIT Investor Destinations Balanced Fund	Class II	0.28%	See (3) Below
	Class VI	0.28%

NVIT Health Sciences Fund	Class I	1.05%	See (3) Below
	Class II	1.05%
	Class III	1.05%
	Class VI	1.05%

NVIT Global Financial Services Fund	Class I	1.05%	See (3) Below
	Class II	1.05%
	Class III	1.05%

Gartmore NVIT Global Utilities Fund	Class I	0.85%	See (3) Below
	Class II	0.85%
	Class III	0.85%

Gartmore NVIT Worldwide Leaders Fund	Class I	1.05%	See(3) Below
	Class II	1.05%
	Class III	1.05%
	Class VI	1.05%

NVIT Multi Sector Bond Fund	Class I	0.85%	See(3) Below
	Class III

(1)	Interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary[1] expenses not incurred in the ordinary course of the Fund’s business.

(2)	Interest, taxes, brokerage commissions, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary[1] expenses not incurred in the ordinary course of the Fund’s business.

(3)	Interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business.

[1]	non-routine

**	Effective until at least March 1, 2011.

***	As approved at the January 16, 2009 Board meeting.

****	Currently anticipated to reorganize in 2nd Quarter 2009.

†	Effective until at least April 30, 2010.
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IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE VARIABLE INSURANCE TRUST

By: Name:	/s/ Allan J. Oster Allan J. Oster
Title:	Assistant Secretary

NATIONWIDE FUND ADVISORS

By: Name:	/s/ Lee T. Cummings Lee T. Cummings
Title:	SVP